STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Small-Cap Equity V.I.S. Fund

(the “Fund”)

Supplement dated August 11, 2017 to the Prospectus dated May 1, 2017, as supplemented

Effective immediately, Dennis J. Santos has replaced Mike Cervi as a portfolio manager of the Fund. Accordingly, effective immediately, the Prospectus is revised as follows:

On page 16 of the Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA FM

INVESTMENT SUB-ADVISERS

Champlain Investment Partners, LLC

GlobeFlex Capital, L.P.

Kennedy Capital Management, Inc.

Palisade Capital Management, L.L.C.

SouthernSun Asset Management, LLC

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser/ Sub-Advisers
David Wiederecht	6 years	Executive Vice President at State Street Global Advisors (“SSGA”)
Dennis J. Santos	Less than 1 year	Vice President at SSGA
Scott T. Brayman, CFA	8 years	Managing Partner and Chief Investment Officer of Small and Mid Cap Strategies of Champlain Investment Partners, LLC
Robert J. Anslow	8 years	Partner and Chief Investment Officer of GlobeFlex Capital, L.P.
Frank Latuda, Jr., CFA	6 years	Vice President, Director and Chief Investment Officer of Kennedy Capital Management, Inc.
Marc Shapiro	5 years	Managing Director and Senior Portfolio Manager of Palisade Capital Management, L.L.C.
Michael W. Cook	8 years	Chief Executive Officer and Chief Investment Officer of SouthernSun Asset Management, LLC

On page 49 of the Prospectus, the fourth paragraph of the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers” is deleted in its entirety and replaced with the following:

The State Street Small-Cap Equity V.I.S. Fund is managed by David Wiederecht and Dennis J. Santos, who are vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Messrs. Wiederecht and Santos have full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade; Champlain; GlobeFlex; Kennedy; and SouthernSun. Additional information about each sub-adviser can be found under the section entitled “About the Sub-Advisers — State Street Small-Cap Equity V.I.S. Fund” later in this Prospectus.

On page 50 of the Prospectus, the third paragraph of the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Funds’ Portfolio Managers” is deleted in its entirety and replaced with the following:

Dennis J. Santos is a Vice President of SSGA. He has served on the portfolio management team for the State Street Small-Cap Equity V.I.S. Fund since August 2017. Prior to this role, Mr. Santos held positions in manager research and asset allocation where he was responsible for investment decisions in client portfolios across the spectrum of client type from family offices to corporate defined benefit plans. In addition to the portfolio construction on institutional accounts, he was also instrumental in the construction and management of sub-advised mutual funds. Mr. Santos has spent over 15 years in the investment industry and joined SSGA through its acquisition of GEAM in July 2016, where he had been employed since 2012. Mr. Santos holds a Bachelor of Science in International Economics from Suffolk University and an MBA from Bentley University where he graduated with distinction.

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